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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Stock Incentive Plan of Diatide, Inc. of our report dated February 9, 1999, with respect to the financial statements of Diatide, Inc. included in its Annual Report (Form 10- K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                        /s/ ERNST & YOUNG LLP
                                        ---------------------
                                        ERNST & YOUNG LLP

Manchester, New Hampshire
July 28, 1999